EXHIBIT 99(3)

                                     CONSENT

         I hereby consent to the reference to me under the caption "Management-Directors and Executive Officers" in the Joint Proxy
Statement/Prospectus forming a part of the Registration Statement on Form S-4 of Checkers Drive-In Restaurants, Inc. relating to its merger acquisition of Rally's Hamburgers, Inc.



Date:  June 21, 1999                   /s/ Willie D. Davis
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                                       WILLIE D. DAVIS